EXHBIT 10.1

Supplemental Agreement No. 41

to

Purchase Agreement No. 1951

between

The Boeing Company

and

Continental Airlines, Inc.

Relating to Boeing Model 737 Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of

June 1, 2007, by and between THE BOEING COMPANY (Boeing) and Continental Airlines, Inc. (Buyer);

WHEREAS, the parties hereto entered into Purchase Agreement No. 1951 dated July 23, 1996 (the Agreement), as amended and supplemented, relating to Boeing Model 737-500, 737-600, 737-700, 737-800, 737-900 and 737-900ER aircraft (the Aircraft);

WHEREAS, Buyer wishes to exercise [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

WHEREAS, Buyer wishes to exercise its [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

WHEREAS, Buyer wishes to exercise its [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

WHEREAS, Boeing agrees to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

WHEREAS, Boeing agrees to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1. Table of Contents, Articles, Tables and Exhibits, and Letter Agreements:

    Remove and replace, in its entirety, the "Table of Contents", with the Table of Contents attached hereto, to reflect the changes made by this Supplemental Agreement No. 41.
    Remove and replace, in its entirety, page T-2-2, T-2-3, and T-2-4 of Table 1 entitled the "Aircraft Deliveries and Descriptions, Model 737-700 Aircraft", with the revised page T-2-2 of Table 1 attached hereto.
    Add page T-3-5 to Table 1 entitled the "Aircraft Deliveries and Descriptions, Model 737-800 Aircraft".
    Remove, in its entirety, page T-5-2 of Table 1 entitled, "Aircraft Deliveries and Descriptions, Model 737-900 Aircraft".
    Remove and replace, in its entirety, page T-6-1 and T-7-1 of Table 1 entitled, "Aircraft Deliveries and Descriptions, Model 737-900ER Aircraft", with the revised page T-6-1 and T-6-2 attached hereto.
    Remove and replace, in its entirety, "Exhibit A-6", with the revised Exhibit A-1.1 (737-724 Aircraft [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] attached hereto.
    Remove and replace, in its entirety, "Exhibit A-7", with the revised Exhibit A-2.1 (737-824 Aircraft [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] attached hereto.
    Add Exhibit A-2.2 (737-824 Aircraft [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] attached hereto.
    Remove and replace Exhibit A-9, with the revised Exhibit A-6 (737-900ER Aircraft) attached hereto.
    Remove Exhibit A-8, in its entirety (737-924 Aircraft [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
    Remove and replace, in its entirety, "Supplemental Exhibit D-3", with the revised Supplemental Exhibit D-3 attached hereto.
    Add "Supplemental Exhibit D-4", to reflect the changes to the Bureau of Labor Statistics related to Aircraft [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
    Remove and replace, in its entirety, Letter Agreement 6-1162-GOC-131R7 "Special Matters", with the revised Letter Agreement 6-1162-GOC-131R8 attached hereto.

The Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY Continental Airlines, Inc.

By: /s/ Anthony J. Hicker By: /s/ Gerald Laderman

Its: Attorney-In-Fact   Its: Senior Vice President -

     Finance and Treasurer

Page SA

Number Number

ARTICLES

1. Subject Matter of Sale 1-1 SA 39

2. Delivery, Title and Risk
of Loss 2-1

3. Price of Aircraft 3-1 SA 39

4. Taxes 4-1

5. Payment 5-1

6. Excusable Delay 6-1

7. Changes to the Detail
Specification 7-1 SA 39

8. Federal Aviation Requirements and
Certificates and Export License 8-1 SA 39

9. Representatives, Inspection,
Flights and Test Data 9-1

10. Assignment, Resale or Lease 10-1

11. Termination for Certain Events 11-1

12. Product Assurance; Disclaimer and Release: Exclusion

Of Liabilities; Customer Support; Indemnification and

Insurance 12-1

13. Buyer Furnished Equipment and
Spare Parts 13-1

14. Contractual Notices and Requests 14-1 SA 39

15. Miscellaneous 15-1

Page SA

Number Number

TABLES

1. Aircraft Deliveries and
Descriptions - 737-500 T-1 SA 3

Aircraft Deliveries and
Descriptions - 737-700 T-2 SA 41

Aircraft Deliveries and
Descriptions - 737-800 T-3 SA 41

Aircraft Deliveries and

Descriptions - 737-600 T-4 SA 4

Aircraft Deliveries and
Descriptions - 737-900 T-5 SA 39

Aircraft Deliveries and
Descriptions - 737-900ER T-6 SA 41

EXHIBITS

A-1 Aircraft Configuration - Model 737-724

(Aircraft delivering through July 2004) SA 26

A-1.1 Aircraft Configuration - Model 737-724

(Aircraft delivering after July 2004) SA 41

A-2 Aircraft Configuration - Model 737-824

(Aircraft delivering through July 2004) SA 26

A-2.1 Aircraft Configuration - Model 737-824

(Aircraft delivering after July 2004

through December 2007) SA 41

A-2.2 Aircraft Configuration - Model 737-824

(Aircraft delivering after December 2007 SA 41

A-3 Aircraft Configuration - Model 737-624 SA 1

A-4 Aircraft Configuration - Model 737-524 SA 3

A-5 Aircraft Configuration - Model 737-924

SA 26

A-6 Aircraft Configuration - Model 737-92ER SA 41

SA

Number

EXHIBITS (continued)

B Product Assurance Document SA 1

C Customer Support Document - Code Two -
Major Model Differences SA 1

C1 Customer Support Document - Code Three -

Minor Model Differences SA 39

D Aircraft Price Adjustments - Next
Generation Aircraft (1995 Base Price -

Aircraft delivering through July 2004) SA 1

D1 Airframe and Engine Price Adjustments -

Current Generation Aircraft SA 1

D2 Aircraft Price Adjustments - Next
Generation Aircraft (1997 Base Price - Aircraft

delivering through July 2004) SA 5

D3 Aircraft Price Adjustments - Next
Generation Aircraft (July 2003 Base Price -

Aircraft delivering through December 2007) SA 41

D4 Aircraft Price Adjustments - Next

Generation Aircraft (Aircraft delivering in

or after January 2008) SA 41

E Buyer Furnished Equipment
Provisions Document SA 39

F Defined Terms Document SA 5

SA

Number

LETTER AGREEMENTS

1951-1 Not Used

1951-2R4 Seller Purchased Equipment SA 39

1951-3R22 Option Aircraft-Model 737-824 Aircraft SA 38

1951-4R1 Waiver of Aircraft Demonstration SA 1

1951-5R3 Promotional Support - Next Generation

Aircraft SA 39

1951-6 Configuration Matters

1951-7R1 Spares Initial Provisioning SA 1

1951-8R2 Escalation Sharing - Next Generation
Aircraft SA 4

1951-9R18 Option Aircraft-Model 737-724 Aircraft SA 38

1951-11R1 Escalation Sharing-Current Generation
Aircraft SA 4

1951-12R7 Option Aircraft - Model 737-924 Aircraft SA 32

1951-13 Configuration Matters - Model 737-924 SA 5
    Installation of Cabin Systems Equipment

737-924 SA 22

1951-15 Configuration Matters - Model 737-924ER SA 39

SA

Number

RESTRICTED LETTER AGREEMENTS

6-1162-MMF-295 Performance Guarantees - Model

737-724 Aircraft

6-1162-MMF-296 Performance Guarantees - Model

737-824 Aircraft

6-1162-MMF-308R4 Disclosure of Confidential

Information SA 39

6-1162-MMF-309R1 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] SA 1

6-1162-MMF-311R5 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] SA 39

6-1162-MMF-312R1 Special Purchase Agreement

Provisions SA 1

6-1162-MMF-319 Special Provisions Relating to the

Rescheduled Aircraft

6-1162-MMF-378R1 Performance Guarantees - Model

737-524 Aircraft SA 3

6-1162-GOC-015R1 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] SA 31

6-1162-GOC-131R7 Special Matters SA 41

6-1162-DMH-365 Performance Guarantees - Model

737-924 Aircraft SA 5

6-1162-DMH-624 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] SA 8

6-1162-DMH-680 Delivery Delay Resolution Program SA 9

6-1162-DMH-1020 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] SA 14

6-1162-DMH-1035 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] SA 15

6-1162-DMH-1054 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] SA 16

6-1162-CHL-048 Rescheduled Aircraft Agreement SA 26

6-1162-CHL-195 Restructure Agreement for Model

737NG and 757-300 Aircraft SA 30

6-1162-MSA-768 Performance Guarantees - Model

737-924ER Aircraft SA 39

SUPPLEMENTAL AGREEMENTS DATED AS OF:

Supplemental Agreement No. 1 October 10, 1996

Supplemental Agreement No. 2 March 5, 1997

Supplemental Agreement No. 3 July 17, 1997

Supplemental Agreement No. 4 October 10, 1997

Supplemental Agreement No. 5 May 21, 1998

Supplemental Agreement No. 6 July 30, 1998

Supplemental Agreement No. 7 November 12, 1998

Supplemental Agreement No. 8 December 7, 1998

Supplemental Agreement No. 9 February 18, 1999

Supplemental Agreement No. 10 March 19, 1999

Supplemental Agreement No. 11 May 14, 1999

Supplemental Agreement No. 12 July 2, 1999

Supplemental Agreement No. 13 October 13, 1999

Supplemental Agreement No. 14 December 13, 1999

Supplemental Agreement No. 15 January 13, 2000

Supplemental Agreement No. 16 March 17, 2000

Supplemental Agreement No. 17 May 16, 2000

Supplemental Agreement No. 18 September 11, 2000

Supplemental Agreement No. 19 October 31, 2000

Supplemental Agreement No. 20 December 31, 2000

Supplemental Agreement No. 21 March 30, 2001

SUPPLEMENTAL AGREEMENTS DATED AS OF:

Supplemental Agreement No. 22 May 23, 2001

Supplemental Agreement No. 23 June 29, 2001

Supplemental Agreement No. 24 August 31, 2001

Supplemental Agreement No. 25 December 31, 2001

Supplemental Agreement No. 26 March 29, 2002

Supplemental Agreement No. 27 November 6, 2002

Supplemental Agreement No. 28 April 1, 2003

Supplemental Agreement No. 29 August 19, 2003

Supplemental Agreement No. 30 November 4, 2003

Supplemental Agreement No. 31 August 20, 2004

Supplemental Agreement No. 32 December 29, 2004

Supplemental Agreement No. 33 December 29, 2004

Supplemental Agreement No. 34 June 22, 2005

Supplemental Agreement No. 35 June 30, 2005

Supplemental Agreement No. 36 July 21, 2005

Supplemental Agreement No. 37 March 30, 2006

Supplemental Agreement No. 38 June 6, 2006

Supplemental Agreement No. 39 August 3, 2006

Supplemental Agreement No. 40 December 5, 2006

Supplemental Agreement No. 41 June 1, 2007

Table 1 to Purchase Agreement 1951

Aircraft Deliveries and Descriptions

Model l737-700 Aircraft

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

1951PA/CALContinental Airlines, Inc.

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

Continental Airlines, Inc.

Exhibit A-1.1 to Purchase Agreement Number 1951

(737-724 Aircraft delivering August 2004 through December 2007)

AIRCRAFT CONFIGURATION

Dated

relating to

BOEING MODEL 737-724 AIRCRAFT

Exhibit A-1.1

The Detail Specification is Customer Detail Specification D6-38808-42 Revision A dated November 1, 1998. Such Detail Specification will be comprised of Boeing Configuration Specification D6-38808 Revision G dated April 29, 1997 as amended to incorporate the applicable specification language to reflect the effect of the changes set forth in the Change Requests and Master Changes listed below, including the effects of such changes on Manufacturer's Empty Weight (MEW) and Operating Empty Weight (OEW). Such Change Requests and Master Changes are set forth in Boeing Document D6-39049. As soon as practicable, Boeing will furnish to Buyer copies of the Detail Specification, which copies will reflect the effect of such changes. The Aircraft Basic Price will reflect and include all effects of such changes of price, except such Aircraft Basic Price will not include the price effects of Change Requests changing Buyer Furnished Equipment to Seller Purchased Equipment.

Exhibit A-1.1 to

Purchase Agreement No. 1951

PRICE PER

AIRCRAFT

CHANGE NO. TITLE K [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

1951PA/CALContinental Airlines, Inc.

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

Continental Airlines, Inc.

Exhibit A-2.1 to Purchase Agreement Number 1951

(737-824 Aircraft delivering August 2004 through December 2007)

AIRCRAFT CONFIGURATION

Dated

relating to

BOEING MODEL 737-824 AIRCRAFT

Exhibit A-2.1

The Detail Specification is Boeing Detail Specification D6-38808-43 dated October 2, 2001. Such Detail Specification will be comprised of Boeing Configuration Specification D6-38808 Revision G dated April 29, 1997 as amended to incorporate the applicable specification language to reflect the effect of the changes set forth in the Change Requests listed below, including the effects of such changes on Manufacturer's Empty Weight (MEW) and Operating Empty Weight (OEW). Such Change Requests are set forth in Boeing Document D6-39050. As soon as practicable, Boeing will furnish to Buyer copies of the Detail Specification, which copies will reflect the effect of such changes. The Aircraft Basic Price will reflect and include all effects of such changes on price, except such Aircraft Basic Price will not include the price effect of changing Buyer Furnished Equipment to Seller Purchased Equipment.

Exhibit A-2.1 to

Purchase Agreement No. 1951

PRICE PER

AIRCRAFT

CHANGE NO. TITLE K [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

Continental Airlines, Inc.

Exhibit A-2.2 to Purchase Agreement Number 1951

(737-800 Aircraft delivering in or after January 2008)

737-800 BOEING PROPRIETARY

Exhibit A-2.2

CR	TITLE	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] First of Model Per A/C	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Follow on Price Per A/C

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

Continental Airlines, Inc.

Exhibit A-6 to Purchase Agreement Number 1951

(737-924ER Aircraft)

737-900ER BOEING PROPRIETARY

Exhibit A-6

CR	TITLE	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] First of Model Per A/C	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Follow on Price Per A/C

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

1951PA/CALCONTINENTAL AIRLINES, INC.

AIRCRAFT PRICE ADJUSTMENT

between

THE BOEING COMPANY

and

Continental Airlines, Inc.

Exhibit D-3 to Purchase Agreement Number 1951

Next Generation Aircraft

(Aircraft Delivering in August 2004 through December 2007)

PRICE ADJUSTMENT DUE TO

ECONOMIC FLUCTUATIONS

AIRCRAFT PRICE ADJUSTMENT

(July 2003 Base Price)

Aircraft Price Adjustment for New Generation Aircraft

(Aircraft delivering [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

1. Formula

The Aircraft Price Adjustment will be determined at the time of Aircraft delivery in accordance with the following formula:

Pa = (P) (L + M) - P

Where:

Pa = Airframe Price Adjustment.

P = Airframe Price plus Optional Features Price (as set forth in Article 3.2 of this Agreement).

L = [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] x (ECI

ECIb)

M = [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] x [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

ECI = a value determined using the U.S. Department of Labor, Bureau of Labor Statistics [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] calculated by establishing a three-month arithmetic average value (expressed as a decimal and rounded to the nearest tenth) using the values for the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] months prior to the month of scheduled delivery of the applicable Aircraft. As the Employment Cost Index values are released only on a quarterly basis, the value released for the month of March will be used for the months of January and February; the value for June used for April and May; the value for September used for July and August; and the value for December used for October and November.

ECIb = the base year index (as set forth in Table 1 for Aircraft [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of this Purchase Agreement)

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] =

a value determined using the U.S. Department of Labor, Bureau of Labor Statistics [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], calculated as a 3-month arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] prior to the month of scheduled delivery of the applicable Aircraft.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] =

the base year index (as set forth in Table 1 for Aircraft [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of this Purchase Agreement)

As an example, for an Aircraft scheduled to be delivered in the month of July, the months [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] will be utilized in determining the value of ECI and CPI.

Note: i. In determining the values of L and M, all calculations and resulting values will be expressed as a decimal rounded to the nearest ten-thousandth.

ii. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] is the numeric ratio attributed to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in the Airframe Price Adjustment formula.

iii. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] is the numeric ratio attributed to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in the Airframe Price Adjustment formula.

iv. The denominators (base year indices) are the actual average values reported by the U.S. Department of Labor, Bureau of Labor Statistics. The actual average values are calculated as a 3-month arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] months prior to the airframe base year. The applicable base year and corresponding denominator is provided by Boeing in Table 1 of this Purchase Agreement.

v. The final value of Pa will be rounded to the nearest dollar.

vi. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2. Values to be Utilized in the Event of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

2.1 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.2 Notwithstanding Article 2.1 above, if prior to the scheduled delivery month of an Aircraft the Bureau of Labor Statistics changes the base year for determination of the ECI and [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] values as defined above, such re-based values will be incorporated in the Airframe Price Adjustment calculation.

2.3 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.4 If within 12 months of Aircraft delivery, the published index values are revised due to an acknowledged error by the Bureau of Labor Statistics, the Airframe Price Adjustment will be re-calculated using the revised index values (this does not include those values noted as preliminary by the Bureau of Labor Statistics). A credit memorandum or supplemental invoice will be issued for the Airframe Price Adjustment difference. Interest charges will not apply for the period of original invoice to issuance of credit memorandum or supplemental invoice.

Note: i. The values released by the Bureau of Labor Statistics and available to Boeing 30 days prior to the first day of the scheduled delivery month of an Aircraft will be used to determine the ECI and CPI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Airframe Price Adjustment for the Aircraft invoice at the time of delivery. The values will be considered final and no Airframe Price Adjustments will be made after Aircraft delivery for any subsequent changes in published Index values, subject always to paragraph 2.4 above.

ii. The maximum number of digits to the right of the decimal after rounding utilized in any part of the Airframe Price Adjustment equation will be 4, where rounding of the fourth digit will be increased to the next highest digit when the 5th digit is equal to 5 or greater.

ESCALATION ADJUSTMENT

AIRFRAME AND OPTIONAL FEATURES

between

THE BOEING COMPANY

and

CONTINENTAL AIRLINES, INC.

Exhibit D-4 to Purchase Agreement Number 1951

Next Generation Aircraft

(Aircraft delivering in or after January 2008)

1. Formula.

Airframe and Optional Features price adjustments (Airframe Price Adjustment) are used to allow prices to be stated in current year dollars at the signing of this Purchase Agreement and to adjust the amount to be paid by Customer at delivery for the effects of economic fluctuation. The Airframe Price Adjustment will be determined at the time of Aircraft delivery in accordance with the following formula:

Pa = (P) (L + M) - P

Where:

Pa = Airframe Price Adjustment. (Airframe Price includes the Engine Price at its basic thrust level.)

P = Airframe Price plus the price of the Optional Features (as set forth in Table 1 of this Purchase Agreement).

L = [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] x [(ECI   x (ECI-R

ECIb) ECI-Rb)]

Where:

ECI = three-month arithmetic average value of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for October, November, and December 2005, using [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

ECIb = base year airframe escalation index (as set forth in Table 1 of this Purchase Agreement);

ECI-R = a value determined using the U.S. Department of Labor, Bureau of Labor Statistics, [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] calculated by establishing a three-month arithmetic average value (expressed as a decimal and rounded to the nearest tenth) using the values for the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] months prior to the month of scheduled delivery of the applicable Aircraft. As the Employment Cost Index values are only released on a quarterly basis, the value released for the first quarter will be used for the months of January, February, and March; the value released for the second quarter will be used for the months of April, May, and June; the value released for the third quarter will be used for the months of July, August, and September; the value released for the fourth quarter will be used for the months of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

ECI-Rb = three-month arithmetic average value of 100.0 for October, November, and December 2005, using the ECI - NAICS Manufacturing [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and

M = [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] x [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Where:

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] = a value determined using the U.S. Department of Labor, Bureau of Labor Statistics, [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

calculated as a 3-month arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] months prior to the month of scheduled delivery of the applicable Aircraft.

CPIb = the base year airframe escalation index (as set forth in Table 1 of this Purchase Agreement); and

As an example, for an Aircraft scheduled to be delivered in the month of July, the months of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of the preceding year will be utilized in determining the value of ECI-R and [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

Note: i. In determining the values of L and M, all calculations and resulting values will be expressed as a decimal rounded to the nearest ten-thousandth.

ii. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] is the numeric ratio attributed to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in the Airframe Price Adjustment formula.

iii. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] is the numeric ratio attributed to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in the Airframe Price Adjustment formula.

iv. The denominators (base year indices) are the actual average values reported by the U.S. Department of Labor, Bureau of Labor Statistics. The actual average values are calculated as a 3-month arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] months prior to the airframe base year. The applicable base year and corresponding denominator is provided by Boeing in Table 1 of this Purchase Agreement.

v. The final value of Pa will be rounded to the nearest dollar.

vi. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2. Values to be Utilized in the Event of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

2.1 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.2 Notwithstanding Article 2.1 above, if prior to the scheduled delivery month of an Aircraft the Bureau of Labor Statistics changes the base year for determination of the ECI-R and [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] values as defined above, such re-based values will be incorporated in the Airframe Price Adjustment calculation.

2.3 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.4 If within 12 months of Aircraft delivery, the published index values are revised due to an acknowledged error by the Bureau of Labor Statistics, the Airframe Price Adjustment will be re-calculated using the revised index values (this does not include those values noted as preliminary by the Bureau of Labor Statistics). A credit memorandum or supplemental invoice will be issued for the Airframe Price Adjustment difference. Interest charges will not apply for the period of original invoice to issuance of credit memorandum or supplemental invoice.

Note: i. The values released by the Bureau of Labor Statistics and available to Boeing 30 days prior to the first day of the scheduled delivery month of an Aircraft will be used to determine the ECI-R and [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Airframe Price Adjustment for the Aircraft invoice at the time of delivery. The values will be considered final and no Airframe Price Adjustments will be made after Aircraft delivery for any subsequent changes in published Index values, subject always to paragraph 2.4 above.

ii. The maximum number of digits to the right of the decimal after rounding utilized in any part of the Airframe Price Adjustment equation will be 4, where rounding of the fourth digit will be increased to the next highest digit when the 5th digit is equal to 5 or greater.

June 1, 2007

6-1162-GOC-131R8

Continental Airlines, Inc.

1600 Smith Street

Houston, Texas 77002

Subject: Letter Agreement No. 6-1162-GOC-131R8 to Purchase

Agreement No. 1951 - Special Matters

Ladies and Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1951 dated as of July 23, 1996 (the Agreement) between The Boeing Company (Boeing) and Continental Airlines, Inc. (Buyer) relating to Model 737 aircraft (the Aircraft). This Letter Agreement supersedes and replaces in its entirety Letter Agreement 6-1162-GOC-131R7 dated December 5, 2006.

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

1. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Advance Payment Schedule.

2.1 Firm Aircraft. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.2 Option Aircraft and follow-on Firm. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4. Option Aircraft.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6. Assignment of Credits.

Buyer may not assign the credit memoranda described in this Letter Agreement without Boeing's prior written consent [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

7. Confidential Treatment.

Boeing and Buyer understand that certain information contained in this Letter Agreement, including any attachments hereto, are considered by both parties to be confidential. Notwithstanding the provisions of Letter Agreement 6-1162-MMF-308R4, Boeing and Buyer agree that each party will treat this Letter Agreement and the information contained herein as confidential and will not, without the other party's prior written consent, disclose this Letter Agreement or any information contained herein to any other person or entity except as may be required by applicable law or governmental regulations.

Very truly yours,

THE BOEING COMPANY

By /s/ Anthony J. Hicker

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: June 1, 2007

CONTINENTAL AIRLINES, INC.

By /s/ Gerald Laderman

Its Senior Vice President - Finance and Treasurer